 Exhibit 10.27

BRIDGE LOAN AGREEMENT

THIS BRIDGE LOAN AGREEMENT (this “Agreement”) is entered into on this 12th day of January, 2017 (the “Effective Date”) by and between Gilla Inc. (“Gilla” or the “Company”), and Gravitas Financial Inc. (“Gravitas”) to enter into a bridge loan of a total of two hundred thousand Canadian dollars (CAD $200,000) in two equal tranches of one hundred thousand Canadian dollars (CAD $100,000) on or before January 12, 2017 and January 16, 2017 respectively.

RECITALS:

A. On February 13, 2014, Gilla granted Gravitas a general security interest over all the assets of the Company (the “GSA”), apart from the specific inventory and receivables pledged to Sarasvati Investments Inc.

B. Gilla has engaged M Partners Inc. to act on behalf of Gilla to complete a non-brokered private placement (the “Financial Raise”).

C. Congruent with the Financial Raise, Gilla is pursuing a listing on the Canadian Securities Exchange.

NOW, THEREFORE, for and in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Gilla and Gravitas, intending to be legally bound hereby, agree as follows:

1. Recitals, Secured Promissory Notes and GSA. The foregoing recitals are true and correct and, together with Note A and Note B as described below and the GSA, are incorporated herein by this reference.

2. Secured Promissory Note A. On or before January 12, 2017, Gravitas shall loan to Gilla and Gilla covenants and promises to pay Gravitas the principal sum of one hundred thousand Canadian dollars (CAD $100,000) (the “Note A”), such Note A attached hereto as Exhibit “A”. Such Note A shall be due and payable on or before March 12, 2017 and shall be non-interest bearing. Gravitas shall also receive a five (5%) upfront fee upon closing of Note A. Gilla shall have the right and privilege of repaying the whole or any portion of the Note A at any time; interest first, then principal second. Gilla shall also issue a direction to its bankers to repay Note A upon closing of the current financing.

3. Secured Promissory Note B. On or before January 16, 2017, Gravitas shall loan to Gilla and Gilla covenants and promises to pay Gravitas the principal sum of one hundred thousand Canadian dollars (CAD $100,000) (the “Note B”), such Note B attached hereto as Exhibit “B”. Such Note B shall be due and payable on or before March 12, 2017 and shall be non-interest bearing. Gravitas shall also receive a five (5%) upfront fee upon closing of Note B. Gilla shall have the right and privilege of repaying the whole or any portion of the Note A at any time; interest first, then principal second. Gilla shall also issue a direction to its bankers to repay Note B upon closing of the current financing.

4. Covenants. Upon the closing of Note A, other than intercompany loans between Gilla and its subsidiaries, Gilla hereby agrees that until Note A and Note B are repaid in full, all of Gilla’s operating subsidiaries shall not incur any additional indebtedness, that is not in the ordinary course of business, without the prior consent of Gravitas.

5. Warrants. Upon execution of this Agreement and closing, Gravitas shall receive fifty thousand (50,000) purchase warrants (each a “Warrant” and collectively the “Warrants”), each Warrant entitling Gravitas to purchase one (1) common share of Gilla, a publicly listed company trading on the OTCQB under the symbol “GLLA”. The Warrants shall have an exercise price of twenty United States cents (US $0.20) per share and shall expire one (1) year from the date of issuance. Twenty-five thousand (25,000) of the Warrants shall vest upon closing of Note A and the remaining twenty-five thousand (25,000) Warrants shall vest upon closing of Note B. If either of Note A or Note B is not closed, the respective warrants shall be cancelled and deemed null and void. The securities, if exercised and issued, will be subject to the standard restrictions as required by the regulators, the stock exchange and the U.S. Securities and Exchange Commission.

6. Entire Agreement. The provisions of this Agreement, Note A, Note B and the GSA, incorporated herein by reference, collectively constitutes the entire agreement (the “Entire Agreement”) between the parties with respect to its subject matter. All prior or contemporaneous oral and written agreements, memoranda and representations relating to Secured Promissory Note are superseded by this Entire Agreement.

7. Amendments. The Entire Agreement may be amended only by a subsequent writing signed by authorized representatives of both parties hereto, indicating an intent to amend the Entire Agreement.

8. Counterparts. This Agreement may be executed by each party upon a separate counterpart, each of which shall be deemed an original and all of which together shall constitute one agreement. Facsimile signature pages shall be acceptable as originals.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives as of the day and year first written above.

GILLA INC.

Per:	/s/ Graham Simmonds
Name: Graham Simmonds
Title: CEO

GRAVITAS FINANCIAL INC.

Per:	/s/ David Carbonaro
Name: David Carbonaro
Title: Authorized Signatory

Exhibit “A”

SECURED PROMISSORY NOTE A

CAD $100,000  Toronto, Ontario
  January 12, 2017

FOR VALUE RECEIVED, Gilla, Inc. (“Gilla” or the “Borrower”), a Nevada Corporation hereby covenants and promises to pay to Gravitas Financial Inc. (“Gravitas” or the “Lender”), in the manner hereinafter provided, the principal sum of one hundred thousand Canadian dollars(CAD $100,000) (the “Note”).

The Note shall be due and payable on or before March 12, 2017 and shall be non-interest bearing. The Lender shall also receive a five (5%) upfront fee upon closing of this Note. The Borrower shall have the right and privilege of repaying the whole or any portion of this Note at any time. The Borrower shall also issue a direction to its bankers to take out this Note upon closing of the current financing.

The Note is secured under the General Security Agreement entered into as of February 13, 2014 whereby Gilla granted Gravitas Financial Inc. a general security interest over all of the assets of the Borrower, apart from the specific inventory and receivables pledged to Sarasvati Investments Inc.

Events of Default: In the event of default (missed payment) the Borrowers will have 15 days to liquidate sufficient assets to cover the Note plus interest. Interest will continue to accrue during the default period.

Except as otherwise expressly provided herein, any notice, report or other communication which may be or is required to be given or made pursuant to this Agreement shall be in writing and shall be deemed to have been validly served, given or hand delivered or sent by facsimile, or other electronic communication, or three (3) days after deposit in the mail with Canada Post, with proper first class postage prepaid and addressed to the party to be notified or to such other address as any party hereto may designate for itself by like notice, as follows:

if to the Borrowers, at:

Gilla Inc.
475 Fentress Blvd., Ste L
Daytona Beach, FL 32114
Attention: Graham Simmonds
Email: graham.simmonds@gilla.com

if to the Lender, at:

Gravitas Financial Inc.
333 Bay Street,
Suite 1700
Toronto, ON
M5H 2R2
Attention: David Carbonaro

This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the Province of Ontario, and the laws of Canada applicable therein.

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the date and at the place first above written.

GILLA INC.

By:	/s/ Graham Simmonds
Name: Graham Simmonds
Title: Chief Executive Officer

GRAVITAS FINANCIAL INC.

Per:	/s/ David Carbonaro
Name: David Carbonaro
Title: Authorized Signatory

Exhibit “B”

SECURED PROMISSORY NOTE B

CAD $100,000  Toronto, Ontario
  January 18, 2017

FOR VALUE RECEIVED, Gilla, Inc. (“Gilla” or the “Borrower”), a Nevada Corporation hereby covenants and promises to pay to Gravitas Financial Inc. (“Gravitas” or the “Lender”), in the manner hereinafter provided, the principal sum of one hundred thousand Canadian dollars (CAD $100,000) (the “Note”).

The Note shall be due and payable on or before March 12, 2017 and shall be non-interest bearing. The Lender shall also receive a five (5%) upfront fee upon closing of this Note. The Borrower shall have the right and privilege of repaying the whole or any portion of this Note at any time. The Borrower shall also issue a direction to its bankers to take out this Note upon closing of the current financing.

The Note is secured under the General Security Agreement entered into as of February 13, 2014 whereby Gilla granted Gravitas Financial Inc. a general security interest over all of the assets of the Borrower, apart from the specific inventory and receivables pledged to Sarasvati Investments Inc.

Events of Default: In the event of default (missed payment) the Borrowers will have 15 days to liquidate sufficient assets to cover the Note plus interest. Interest will continue to accrue during the default period.

Except as otherwise expressly provided herein, any notice, report or other communication which may be or is required to be given or made pursuant to this Agreement shall be in writing and shall be deemed to have been validly served, given or hand delivered or sent by facsimile, or other electronic communication, or three (3) days after deposit in the mail with Canada Post, with proper first class postage prepaid and addressed to the party to be notified or to such other address as any party hereto may designate for itself by like notice, as follows:

if to the Borrowers, at:

Gilla Inc.
475 Fentress Blvd., Ste L
Daytona Beach, FL 32114
Attention: Graham Simmonds
Email: graham.simmonds@gilla.com

if to the Lender, at:

Gravitas Financial Inc.
333 Bay Street,
Suite 1700
Toronto, ON
M5H 2R2
Attention: David Carbonaro

This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the Province of Ontario, and the laws of Canada applicable therein.

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the date and at the place first above written.

GILLA INC.

By:	/s/ Graham Simmonds
Name: Graham Simmonds
Title: Chief Executive Officer

GRAVITAS FINANCIAL INC.

Per:	/s/ David Carbonaro
Name: David Carbonaro
Title: Authorized Signatory